SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2005

Monster Worldwide, Inc.

(Exact name of issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-21571	13-3906555
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue
New York, NY 10017
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (212) 351-7000

None.
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications  pursuant to Rule 425 under the Securities Act

☐                                    Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the Exchange Act

☐                                    Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the Exchange Act

ITEM 8.01.        OTHER EVENTS.

Monster Worldwide, Inc. (the “Company”), the parent company of the leading global online careers property, Monster, and one of the worlds largest Recruitment Advertising agency networks, will host an informational investment community Webcast on November 10, 2005 from 9:30 a.m. to 1:00 p.m.  Executive and senior operational members of the Monster Worldwide team will present a review of operational performance and growth strategies.  The Company will host a live broadcast of the event, on the Company’s website, under “Investor Relations”, at www.monsterworldwide.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

	By:	/s/ Charles Baker
Charles Baker
Chief Financial Officer

Dated: November 7, 2005